UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  May 3, 2005



                              CoolSavings, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



    Delaware                 000-30199                36-4462895
---------------             -------------          -----------------
(State or other             (Commission            (IRS Employer
jurisdiction of             File Number)           Identification No.)
incorporation or
organization)



           360 North Michigan Ave., 19th Floor, Chicago, IL 60601
           ------------------------------------------------------
            (Address of principal executive offices and zip code)



     Registrant's telephone number, including area code:  (312) 224-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))









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


ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 3, 2005, CoolSavings, Inc. issued a press release reporting its financial results for the three months ended March 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            EXHIBIT
            NO.         DESCRIPTION
            -------     -----------

            99.1 Press Release issued May 3, 2005, with respect to financial results for CoolSavings, Inc. for the quarter ended March 31, 2005.













































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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COOLSAVINGS, INC.


                              By:   /s/ David B. Arney
                                    ------------------------
                                    David B. Arney
                                    Chief Financial Officer





Dated:  May 3, 2005

















































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


                                EXHIBIT INDEX





Exhibit                                                            Page
No.         Item                                                   Number
-------     ----                                                   ------

99.1        Registrant's Press Release issued                      5 - 11
            May 3, 2005, with respect to the
            financial results for CoolSavings, Inc.
            for the quarter ended March 31, 2005.
























































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